EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

Supplement to Summary Prospectus dated March 1, 2018

1.       Effective June 1, 2018, the following replaces “Portfolio Managers.” under “Management”:

Portfolio Managers

Dan R. Strelow, Vice President of Eaton Vance, has managed the Fund since July 2009.

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since August 2011.

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